Shareholders’ Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Stockholders' Equity Note [Abstract]
SHAREHOLDERS’ EQUITY
NOTE 4:-	SHAREHOLDERS’ EQUITY

a.	On March 2, 2022, the Company raised $10 and issued 50,000 shares of common stock and 30,000 warrants to purchase common stock at an exercise price of $1.25 per share to certain investors of the Company. The warrants were classified as equity and are exercisable until February 28, 2023.

b.	On March 15, 2022, the Company issued 270,000 shares of common stock and 180,000 warrants to purchase common stock at an exercise price of $1.13 per share to Company’s service provider in consideration of past services at the amount of $150. The warrants were classified as equity and are exercisable until December 31, 2023.

NOTE 7:- STOCKOLDERS’ EQUITY

a.	Between January and September 2021, the Company raised $578 (net of issuance expenses of $52) and issued 1,632,509 shares of common stock. An amount of $160 was received before the Share Exchange (see Note 1a) and an amount of $470 was received after the Share Exchange.

b.	On May 14, 2021, the Company, completed a Share Exchange pursuant to which the Company issued 9,459,253 common stock to the shareholders of Raphael, and the shareholders of Raphael became the holders of 90% of the issued and outstanding common stock of the Company while the Company’s shareholders hold, immediately following the Share Exchange, 1,051,028 common stock, which represents 10% of the Company (see also Note 1a).

c.	In October through December 2021, the Company raised $820 and issued 715,250 shares of common stock and 441,000 warrants to purchase common stock in private placement. The warrants are exercisable at an exercise price of $1.12-$1.25 per share into common stock and expire in November and December 2022. As part of the fund raising, the Company issued 112,500 common stock to certain third parties as a finder fee. As such, an amount of $102 was recorded as non cash issuance costs.